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                                                    WEITZ SERIES FUND, INC.

                             FIXED INCOME PORTFOLIO

                                   QUARTERLY

                                     REPORT

                               DECEMBER 31, 1996

                          ONE PACIFIC PLACE, SUITE 600
                             1125 SOUTH 103 STREET
                           OMAHA, NEBRASKA 68124-6008

                                  402-391-1980
                                  800-232-4161

                                402-391-2125 FAX

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

A long-term perspective on our fund's performance is shown below. The table shows how an investment of $10,000 in the Fixed Income Portfolio at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Fixed Income Portfolio for the one and five year periods ended December 31, 1996, and for the period since inception, calculated in accordance with SEC standardized formulas.

                   VALUE OF      VALUE OF      VALUE OF
                    INITIAL     CUMULATIVE    CUMULATIVE     TOTAL     ANNUAL
                    $10,000    CAPITAL GAIN   REINVESTED   VALUE OF    RATE OF
  PERIOD ENDED    INVESTMENT   DISTRIBUTIONS   DIVIDENDS    SHARES     RETURN
----------------  -----------  -------------  -----------  ---------  ---------

 Dec. 23, 1988     $  10,000            --            --   $  10,000         --
 Dec. 31, 1988         9,939            --            68      10,007         --
 Dec. 31, 1989        10,020            --           900      10,920        9.1%
 Dec. 31, 1990        10,232            12         1,661      11,905        9.0
 Dec. 31, 1991        10,625            13         2,597      13,235       11.4
 Dec. 31, 1992        10,557            13         3,396      13,966        5.5
 Dec. 31, 1993        10,820            14         4,258      15,092        8.1
 Dec. 31, 1994         9,961            13         4,763      14,737       -2.4
 Dec. 31, 1995        10,847            14         6,199      17,060       15.8
 Dec. 31, 1996        10,637            13         7,158      17,808        4.4

The portfolio's average annual total return for the one and five year periods ended December 31, 1996, and for the period since inception (December 23, 1988), was 4.4%, 6.1% and 7.5%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $13, and the total amount of "income" distributions reinvested was $7,031. This information represents past performance of the portfolio and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Additional information is available from Wallace R. Weitz & Co. at the address listed on the front cover.

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                      DECEMBER 31, 1996 - QUARTERLY REPORT

                                                                 January 4, 1997

Dear Fellow Shareholder:

      The Fixed Income Portfolio grew by 2.9% in the fourth quarter, bringing our total return for the year to +4.4%. This represents a combination of 6.3% from net interest income (after deducting fees and expenses) and -1.9% from (unrealized) depreciation of our bonds. The table below summarizes total return data for our fund as well as the average intermediate-term, investment grade fixed income fund. (Returns shown are after deducting all fees and expenses.)

                                              1 YEAR       5 YEARS
                                            -----------  -----------
Fixed Income Portfolio                             4.4%         6.1%

Average Intermediate Investment Grade
 Fixed Income Fund*                                3.1%         6.5%

*Source: Lipper Analytical Services

MARKET REVIEW

      "Irrational exuberance". These two words uttered in a speech by Alan Greenspan, president of the Federal Reserve, shook markets the world over in early December but certainly did not reflect the mood of fixed income investors in 1996. Above-trend growth in the economy in the first and second quarters, coupled with the perception of an increasingly tight labor market, led bond investors to fear that rising inflation lurked just around the corner. The resultant rise in interest rates was partly reversed in the second half of the year as those growth and inflation fears subsided, but longer term bonds still produced negative total returns. In fact, inflation as measured by the (over-stated) Consumer Price Index, remained about 3% for the fourth consecutive year. The Federal Reserve has made no move to tighten credit, and we do not expect any significant changes in interest rates over the next several quarters.

      The market's action this year reinforced our belief that correctly predicting interest rates involves more luck than skill. Our strategy will not insulate us completely from large swings in interest rates, but by investing in high quality, short to intermediate-term bonds, we feel we can continue to capture most of the "coupon" returns of long-term bonds with less risk. Our return for 1996, while less exciting than last year's, reflects that conservative strategy.

PORTFOLIO REVIEW

      The entire portfolio is listed later in this report, but the following table provides a snap-shot of some of the vital characteristics as of year-end:

Average Maturity               7.8 years
Average Duration               4.1 years
Average Coupon                 7.1%
30-Day SEC Yield at 12-31-96   6.5%
Average Rating                 AA

FIXED INCOME FUNDAMENTALS -- "DURATION"

      "Duration" is a technical term which is foreign to most bond investors. If this is true for you, and you want to keep it that way, please skip this section. On the other hand, the concept of duration can be useful in analyzing bond portfolios, so we thought it might be helpful to offer a brief description.

      Bond price volatility is partly a function of maturity length. If a bond's coupon rate and credit quality are held constant, the longer the time to maturity, the more its price will fluctuate in response to a change in interest rates.

      Another factor in determining volatility is the size of the coupon. All things being equal, if two bonds have the same maturity length, the one with the higher coupon will be less volatile. Thus a high coupon bond with a short maturity will clearly be less volatile than a lower coupon bond with a longer maturity, but it is difficult to tell intuitively which variable, coupon or maturity, is more important in comparing several bonds.

      This is where duration comes in. Duration is calculated as a function of both coupon and maturity. It attempts to measure the time-weighted flow of cash from a bond. We'll spare you the arithmetic, but this number is related to how fast a bond investor is repaid his original investment. The table below shows examples of various bonds and their respective durations.

                 ISSUER                     DURATION
----------------------------------------  -------------
30 year zero coupon Treasury                       30
30 year 6 1/2% coupon Treasury                     13
10 year 6 1/2% coupon Treasury                      7
Weitz Fixed Income Portfolio                        4
1 year Treasury Bill                                1

      You will notice that a zero coupon bond, which receives no cash prior to maturity, has a duration equal to its maturity. This is true of a 30-year zero coupon Treasury, or a one-year Treasury Bill which is a very short zero coupon bond. Shortening the maturity and/or raising the coupon have the affect of lowering the duration.

      There is no "good" or "bad" duration. It is simply a measurement of a bond's (or bond portfolio's) sensitivity to changes in interest rates. It explains, for example, why our portfolio, with its intentionally low duration, has been less sensitive to interest rate changes over the years.

      Duration also has limitations. The calculation is complicated by call features, ignores differences in credit quality among bonds and assumes that long-term and short-term interest rates move in tandem (often not the case). However, duration can be a useful tool in comparing individual bonds or entire bond portfolios in order to help make more informed investment decisions.

      We would be happy to hear from you about any questions this letter may have raised.

Best Regards,
/s/ Wallace R. Weitz              /s/ Thomas D. Carney
--------------------              --------------------
Wallace R. Weitz                  Thomas D. Carney
President, Portfolio Manager      Portfolio Manager

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1996
                                  (UNAUDITED)

              FACE
 RATING      AMOUNT                                                                        COST         VALUE
---------  -----------                                                                 ------------  ------------
                        CORPORATE BONDS -- 30.6%
A          $   500,000  Lehman Brothers Holdings Notes 7.625% 7/15/99                  $    500,207  $    511,612
BBB            500,000  Salomon, Inc. Sr. Notes 7.125% 8/1/99                               500,000       505,022
A              500,000  Phillip Morris Notes 7.125% 8/15/02                                 500,000       504,647
BBB-           500,000  Tenneco, Inc. Notes 8.075% 10/1/02                                  498,150       528,210
Ba1             75,000  Homeside, Inc. 11.25% 5/15/03                                        75,000        82,875
AA-          1,000,000  Merrill Lynch Notes 7.25% 6/14/04                                   998,982     1,005,750
BBB          1,000,000  ConAgra, Inc. Sub. Notes 7.4% 9/15/04                             1,000,000     1,019,764
A-             600,000  General Motors Acceptance Corp. Debs. 6.625% 10/15/05               596,996       583,056
BB             500,000  Dime Savings 10.5% 11/15/05                                         537,671       543,750
AAA              1,000  Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18                          1,063         1,058
                                                                                       ------------  ------------
                        Total Corporate Bonds                                             5,208,069     5,285,744
                                                                                       ------------  ------------

                        MORTGAGE-BACKED SECURITIES -- 9.6%
AAA             50,657  Federal Home Loan Mtg. REMIC Planned Amortization                    50,657        50,657
                        Class 9.0% 11/15/19 (Avg. Life 0.4 years)
AAA             73,487  Federal Natl. Mtg Assn. 11.0% 1/1/01 (Avg. Life 1.6 years)           75,225        76,427
AAA             86,006  Federal Home Loan Mtg. Corp. 9.5% 9/1/03                             86,006        89,231
                        (Avg. Life 2.6 years)
AAA            500,000  Federal Natl. Mtg. Assn. REMIC Planned Amortization                 485,258       481,094
                        Class 6.5% 10/25/18 (Avg. Life 6.8 years)
AAA            500,000  Federal Home Loan Mtg. Corp. REMIC Planned                          490,030       480,469
                        Amortization Class 6.65% 9/15/21 (Avg. Life 7.5 years)
AAA            500,000  Federal Home Loan Mtg. Corp. REMIC Planned                          495,167       483,594
                        Amortization Class 7.0% 7/15/21 (Avg. Life 11.3 years)
                                                                                       ------------  ------------
                        Total Mortgage-Backed Securities                                  1,682,343     1,661,472
                                                                                       ------------  ------------

                        TAXABLE MUNICIPAL BONDS -- 5.1%
AA+            140,000  Missouri Hsg. Dev. Comm. 8.6% 9/1/05                                140,907       140,700
AAA            250,000  Oklahoma Hsg. Fin. Auth. 8.7% 9/1/13                                250,000       251,250
AAA            500,000  Oklahoma Hsg. Fin. Auth. 7.3% 12/1/14                               500,000       493,085
                                                                                       ------------  ------------
                        Total Taxable Municipal Bonds                                       890,907       885,035
                                                                                       ------------  ------------

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

              FACE
 RATING      AMOUNT                                                                        COST         VALUE
---------  -----------                                                                 ------------  ------------
                        U.S. GOVERNMENT AND AGENCY SECURITIES -- 49.4%
AAA        $   100,125  U.S. Treasury Zero Coupon Receipts 2/15/97                     $     99,184  $     99,462
AAA            100,100  U.S. Treasury Zero Coupon Receipts 2/15/98                           94,021        93,741
AAA             99,960  U.S. Treasury Zero Coupon Receipts 2/15/99                           88,166        87,850
AAA            200,000  Federal Home Loan Bank 6.0% 4/12/01                                 199,886       199,584
AAA            500,000  Federal Home Loan Mtg. Corp. 7.16% 5/16/01                          501,277       500,700
AAA            500,000  Federal Home Loan Bank 6.50% 4/15/04                                500,543       500,533
AAA          2,500,000  Federal Natl. Mtg. Assn. 7.55% 6/10/04                            2,498,439     2,534,435
AAA            500,000  Federal Natl. Mtg. Assn. 8.05% 7/14/04                              503,465       503,683
AAA            100,000  U.S. Treasury Note 8.25% 5/15/05                                    104,344       105,641
AAA          1,000,000  Federal Home Loan Mtg. Corp. 7.09% 6/1/05                         1,002,536       995,544
AAA            500,000  Federal Home Loan Bank 6.44% 11/28/05                               500,700       494,063
AAA          1,000,000  Federal Natl. Mtg. Assn. 6.64% 2/02/06                            1,000,000       965,626
AAA            500,000  Federal Home Loan Mtg. Corp. 6.407% 2/22/06                         496,579       480,603
AAA          1,000,000  Federal Home Loan Mtg. Corp. 6.77% 3/21/11                          922,220       955,781
                                                                                       ------------  ------------
                        Total U.S. Government and Agency Securities                       8,511,360     8,517,246
                                                                                       ------------  ------------

                        SHORT-TERM SECURITIES -- 4.1%
               707,087  Norwest U.S. Government Money Market Fund                           707,087       707,087
                                                                                       ------------  ------------
                        Total Investments in Securities                                $ 16,999,766    17,056,584
                                                                                       ------------  ------------
                                                                                       ------------
                        Other Assets Less Liabilities -- 1.2%                                             206,484
                                                                                                     ------------
                        Total Net Assets -- 100%                                                     $ 17,263,068
                                                                                                     ------------
                                                                                                     ------------
                        Net Asset Value Per Share                                                    $     10.788
                                                                                                     ------------
                                                                                                     ------------

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     WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Fixed Income Portfolio. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.